UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2020

GPO Plus, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-181713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, NV 89120	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702.840.1020

Global House Holdings Ltd.

1771 E. Flamingo Road, Suite 201 A

Las Vegas, NV 89119

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GHHHD/GPOX	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items

Effective Date of Reverse Stock Split, Merger and Name Change

In its current report on Form 8-K filed on June 19, 2020, Global House Holdings Ltd. (“we”, “us”, “our”, the “Company”) announced a reverse stock split of its issued and authorized shares of common stock on the basis of 1 new share for 12 old shares. The Company concurrently announced an agreement and plan of merger for the purposes of changing our corporate name from Global House Holdings Ltd. to GPO Plus, Inc. Pursuant to the agreement and plan of merger, our company will merge with our wholly-owned subsidiary GPO Plus, Inc., a Nevada corporation. Global House Holdings Ltd. will remain the surviving company of the merger, continuing under the name GPO Plus, Inc.

On August 19, 2020 FINRA announced that the 1 for 12 reverse split, merger, name and symbol change will take effect at the open of business on August 20, 2020. The reverse stock split will result in the decrease of our authorized capital from 1,500,000,000 shares of common stock to 125,000,000 shares of common stock. Correspondingly, our issued and outstanding capital will decrease from 111,800,000 shares of common stock to 9,316,667 shares of common stock. The $0.001 par value of our common shares will remain unchanged. The reverse split is payable upon surrender and no fractional shares will be issued. Fractional shares will be rounded up.

New Symbol and CUSIP

As a result of the corporate actions, effective August 20, 2020, the new CUSIP identification for our common shares will be 38402T100. Our ticker symbol will change to “GHHHD” for 20 business days. After 20 business days, the symbol will then change to GPOX.

Item 9.01 Financial Statements and Exhibits

3.1	Agreement and Plan of Merger and Articles of Merger Filed July 21, 2020

3.2	Certificate of Change Filed July 21, 2020

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, Inc.

/s/Brett H. Pojunis
Brett H. Pojunis
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

Date: August 20, 2020

3